UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 9, 2009
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, Item 5.02 of this Current Report is incorporated by reference in this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          WebMD Health Corp., HLTH Corporation (which owns approximately 83.3% of the outstanding capital stock of WebMD) and Martin J. Wygod have entered into an amendment, dated as of July 9, 2009 (the “Letter Amendment”), to the Employment Agreement, dated August 3, 2005 (as amended through July 9, 2009, the “Employment Agreement”), between HLTH and Mr. Wygod. Mr. Wygod currently serves as both Chairman of the Board and Acting Chief Executive Officer of HLTH and as Chairman of the Board of WebMD and is an executive officer of both HLTH and WebMD. The Letter Amendment provides, among other things, that Mr. Wygod will serve as Chairman of the Board of WebMD following consummation of the proposed merger of HLTH and WebMD and will remain an executive officer of WebMD. A copy of the Letter Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in this Item 5.02 in its entirety. In addition, pursuant to General Instruction B.3 of Form 8-K, we are incorporating by reference the descriptions of the Employment Agreement and the Letter Amendment contained in the Registration Statement on Form S-4 filed by WebMD on July 10, 2009 under the captions “The Merger — Interests of Certain Persons in the Merger — Employment Arrangements — Martin J. Wygod” and “WebMD Executive Compensation — Employment Agreements with the WebMD Named Executive Officers — Martin J. Wygod.”

Additional Information About the Proposed Merger of HLTH and WebMD and Where to Find It:
     In connection with the proposed merger of HLTH and WebMD, HLTH and WebMD have filed, with the SEC, a preliminary proxy statement/prospectus as part of a registration statement regarding the proposed merger. Investors and security holders are urged to read the preliminary proxy statement/prospectus because it contains important information about HLTH and WebMD and the proposed transaction. Investors and security holders may obtain a free copy of the preliminary proxy statement/prospectus at www.sec.gov or www.hlth.com or www.wbmd.com and may obtain a free copy of the definitive proxy statement/prospectus at the same Web sites when it is filed. Investors and security holders are urged to read the definitive proxy statement/prospectus and other relevant material before making any voting or investment decisions with respect to the merger.
Participants in the Merger:
     HLTH, WebMD, their directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of HLTH and WebMD and their respective interests in the proposed transactions has been set forth or incorporated by reference in the preliminary proxy statement/prospectus that HLTH and WebMD have filed with the SEC in connection with the proposed transaction.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Description

10.1	Letter Amendment, dated as of July 9, 2009, among HLTH Corporation, WebMD Health Corp. and Martin J. Wygod

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: July 14, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Amendment, dated as of July 9, 2009, among HLTH Corporation, WebMD Health Corp. and Martin J. Wygod